SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

NO. 2

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):                                     July 14, 2003

YAHOO! INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-28018	77-0398689
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 First Avenue
Sunnyvale, California 94089

(Address of Principal Executive Offices)  (Zip Code)

(408) 349-3300

Registrant’s telephone number including area code

Not Applicable

(Former name or former address, if changed since last report)

Item 2.  Acquisitions and Dispositions

On October 7, 2003, Yahoo! Inc., a Delaware corporation (“Yahoo!” or the “Company”), completed its acquisition of Overture Services, Inc., a Delaware corporation (“Overture”) and a global leader in commercial search services on the Internet.  Pursuant to the Agreement and Plan of Merger (the “Agreement and Plan of Merger”), dated as of July 14, 2003, by and among Yahoo!, July 2003 Merger Corp. (“Merger Sub”), a Delaware corporation and a wholly-owned subsidiary of Yahoo!, and Overture, Merger Sub was merged with and into Overture, with Overture continuing as the surviving corporation and a wholly-owned subsidiary of Yahoo!.  As a result of the merger, each outstanding share of Overture common stock (other than shares for which appraisal rights are sought under Delaware law) has been converted into the right to receive a combination of 0.6108 of a share of Yahoo! common stock and $4.75 in cash.  The acquisition reflects an aggregate purchase price of approximately $1.8 billion, of which the cash portion was provided from the Company’s cash balance.

The foregoing description of the acquisition does not purport to be complete and is qualified in its entirety by reference to the Agreement and Plan of Merger previously filed as an exhibit to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 17, 2003.

Item 5.  Other Events.

On October 7, 2003, Yahoo! and Overture issued a joint press release.  The joint press release is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

(a)                                  Pro Forma Financial Information.

The unaudited pro forma financial information required by this Item 7 is included as follows:

(i)                   Yahoo! Inc. and Overture Services, Inc. unaudited pro forma consolidated financial information as Exhibit 99.1(i)

(ii)                  Yahoo! Inc. and Inktomi Corporation unaudited pro forma consolidated financial information as Exhibit 99.1(ii)

(iii)                 Overture Services, Inc., Alta Vista Company and FAST IBU unaudited pro forma consolidated financial information as Exhibit 99.1 (iii)

(b)                                 Financial Statements.

The following financial statements of Overture are included as Exhibits:

(i)                   Unaudited condensed consolidated financial statements of Overture Services, Inc. as of June 30, 2003 and for the three and six months ended June 30, 2003 and 2002 as Exhibit 99.2.

(ii)                  Consolidated financial statements of Overture Services, Inc. as of December 31, 2002 and 2001, and for each of the three years in the period ended December 31, 2002 as Exhibit 99.3.

The following financial statements of businesses acquired by Overture are included as Exhibits:

(i)                   Financial Statements of Alta Vista Company as Exhibit 99.4.

(ii)                  Financial Statements of Fast IBU as Exhibit 99.5.

(c)                                  Exhibits.

2.1 *                                                                                          Agreement and Plan of Merger, dated as of July 14, 2003, by and among Yahoo! Inc., July 2003 Merger Corp. and Overture Services, Inc.

2.2 *                                                                                          Form of Voting Agreement, dated as of July 14, 2003, by and between Yahoo! Inc., July 2003 Merger Corp. and each of certain individual stockholders of Overture Services, Inc.

2.3 *                                                                                          Voting Agreement, dated as of July 14, 2003, by and between Yahoo! Inc., July 2003 Merger Corp. and Idealab.

2.4 *                                                                                          Voting Agreement, dated as of July 14, 2003, by and between Yahoo! Inc., July 2003 Merger Corp. and Bill Gross.

23.1 **                                                                             Consent of Ernst & Young LLP, independent accountants of Overture Services, Inc.

23.2 **                                                                             Consent of KPMG LLP, independent accountants of Alta Vista Company.

23.3 **                                                                             Consent of Deloitte and Touche AS, independent auditors of FAST IBU.

99.1(i) **                                                                  Yahoo! Inc. and Overture Services, Inc. unaudited pro forma consolidated financial information.

99.1(ii) **                                                               Yahoo! Inc. and Inktomi Corporation unaudited pro forma consolidated financial information.

99.1(iii) **                                                            Overture Services, Inc., Alta Vista Company and Fast IBU unaudited pro forma consolidated financial information.

99.2 **                                                                             Unaudited condensed consolidated financial statements of Overture Services, Inc. as of June 30, 2003 and for the three and six months ended June 30, 2003 and 2002.

99.3 **                                                                             Consolidated financial statements of Overture Services, Inc. as of December 31, 2002 and 2001, and for each of the three years in the period ended December 31, 2002.

99.4 **                                                                             Financial Statements of Alta Vista Company.

99.5 **                                                                             Financial Statements of Fast IBU.

99.6 ***                                                                      Joint press release, dated October 7, 2003, issued by Yahoo! Inc. and Overture Services, Inc.

*                                         Previously filed as an exhibit to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 17, 2003.

**                                  Previously filed as an exhibit to the Company’s Current Report on Form 8-K/A filed with the Securities and Exchange Commission on August 8, 2003.

***                           Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YAHOO! INC.

By:	/s/ Michael Callahan
Michael Callahan
Secretary

Date:  October 10, 2003

INDEX TO EXHIBITS

Exhibit No.	Description

2.1 *	Agreement and Plan of Merger, dated as of July 14, 2003, by and among Yahoo! Inc., July 2003 Merger Corp. and Overture Services, Inc.

2.2 *	Form of Voting Agreement, dated as of July 14, 2003, by and between Yahoo! Inc., July 2003 Merger Corp. and each of certain individual stockholders of Overture Services, Inc.

2.3 *	Voting Agreement, dated as of July 14, 2003, by and between Yahoo! Inc., July 2003 Merger Corp. and Idealab.

2.4 *	Voting Agreement, dated as of July 14, 2003, by and between Yahoo! Inc., July 2003 Merger Corp. and Bill Gross.

23.1 **	Consent of Ernst & Young LLP, independent accountants of Overture Services, Inc.

23.2 **	Consent of KPMG LLP, independent accountants of Alta Vista Company.

23.3 **	Consent of Deloitte and Touche AS, independent auditors of FAST IBU.

99.1(i) **	Yahoo! Inc. and Overture Services, Inc. unaudited pro forma consolidated financial information.

99.1(ii) **	Yahoo! Inc. and Inktomi Corporation unaudited pro forma consolidated financial information.

99.1(iii) **	Overture Services, Inc., Alta Vista Company and Fast IBU unaudited pro forma consolidated financial information.

99.2 **	Unaudited condensed consolidated financial statements of Overture Services, Inc. as of June 30, 2003 and for the three and six months ended June 30, 2003 and 2002.

99.3 **	Consolidated financial statements of Overture Services, Inc. as of December 31, 2002 and 2001, and for each of the three years in the period ended December 31, 2002.

99.4 **	Financial Statements of Alta Vista Company.

99.5 **	Financial Statements of Fast IBU.

99.6 ***	Joint press release, dated October 7, 2003, issued by Yahoo! Inc. and Overture Services, Inc.

*                                         Previously filed as an exhibit to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 17, 2003.

**                                  Previously filed as an exhibit to the Company’s Current Report on Form 8-K/A filed with the Securities and Exchange Commission on August 8, 2003.

***                           Filed herewith.